UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2010

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

165 MADISON AVENUE MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant’ s telephone number, including area code - (901) 523-4444

(Former name or former address, if changed from last report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      On April 20, 2010, the shareholders of the Company approved amendments to the First Horizon National Corporation 2003 Equity Compensation Plan. The amendments are effective immediately. The amendments are described in the Company’s 2010 Proxy Statement under Vote Item 3 beginning on page 26, which description is incorporated into this item 5.02 by reference.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

(a)      On April 20, 2010, the Company held its annual meeting of shareholders.

(b)     At the annual meeting, five vote items were acted upon by the shareholders. The number of votes cast for, against, or withheld as to each such matter or nominee, as well as the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth below:

Voting Results for 2010 Annual Meeting

Vote Item	Nominee	For	Withheld	Abstain	Broker Nonvote
1. Election	Robert B. Carter	152,039,720	11,314,218	0	0
of Directors	Mark A. Emkes	151,735,259	11,618,679	0	0
[All elected]	D. Bryan Jordan	159,177,196	4,176,742	0	0
	R. Brad Martin	155,949,173	7,404,765	0	0
	Vicki R. Palmer	150,017,315	13,336,623	0	0
	Michael D. Rose	158,849,159	4,504,779	0	0
	William B. Sansom	157,810,957	5,542,981	0	0
	Luke Yancy III	141,408,345	21,945,593	0	0

Vote Item	Details	For	Against	Abstain	Broker Nonvote
2. Charter Amendment [Approved]	Provides for election, in uncontested elections, of directors by a majority (rather than a plurality) of the votes cast	191,278,171	6,619,074	1,667,445	0

3. Amendment and re-approval of 2003 Equity Compensation Plan [Approved]	Increases authority by 3 million shares, makes other amendments, and re-approves the Plan in its entirety for tax purposes	127,488,926	34,070,998	1,794,114	36,210,752

4. Advisory Proposal on Executive Compensation [Approved]	Advisory proposal to approve compensation of certain executive officers as described in the Proxy Statement	156,065,169	5,239,548	2,049,221	36,210,752

Vote Item	Auditor	For	Against	Abstain	Broker Nonvote
5. Ratification of Auditor [Ratified]	KPMG LLP	187,479,981	10,940,963	1,143,746	0

Regarding Vote Item No. 2, following the meeting appropriate Charter amendment documents were filed with the State of Tennessee. The Charter amendment became effective April 20, 2010.

(c)      Not applicable.

ITEM 9.01.	Financial Statements and Exhibits

(d)      Exhibits

The following exhibits are filed herewith:

Exhibit #	Description

3.1	Articles of Amendment to the Restated Charter of First Horizon National Corporation

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: April 21, 2010	By: /s/ Clyde A. Billings, Jr.
Senior Vice President, Assistant
General Counsel, and Corporate Secretary

EXHIBIT INDEX

EX-3.1	Articles of Amendment to the Restated Charter of First Horizon National Corporation